SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2007

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500 (Registrant's telephone number,
              including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)




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ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

         On August 9, 2007, Ligand Pharmaceuticals Incorporated ("Ligand") sent notice to the Rockefeller University ("University") that, pursuant to the terms of the License Agreement dated September 30, 1992, by and between Ligand and the University (the "Agreement"), Ligand was exercising its right to terminate the Agreement without cause upon ninety (90) days' prior written notice to University. The termination shall be effective on November 7, 2007.

         Under the terms of the Agreement, Ligand acquired worldwide licensing rights to certain transcription technology developed by University. There is no financial or other early termination penalty incurred by Ligand in connection with the termination of the Agreement.

         The Agreement is incorporated to this report by reference from Ligand's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and the foregoing description is qualified in its entirety by reference to the full text of the Agreement.










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned.


                            LIGAND PHARMACEUTICALS INCORPORATED




Date: August 14, 2007       By:    /s/ Charles S. Berkman
                            Name:  Charles S. Berkman
                            Title: Vice President, General Counsel and Secretary